EXHIBIT 99.1

EXECUTION COPY

Loews Corporation

$100,000,000
5¼% Senior Notes due 2016
$300,000,000
6% Senior Notes due 2035
Underwriting Agreement

New York, New York
January 24, 2005
Citigroup Global Markets Inc.

c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

Loews Corporation, a corporation organized under the laws of Delaware (the “Company”), proposes to sell to the several underwriters named in Schedule I hereto (the “Underwriters”), for whom you (the “Representatives”) are acting as representatives, (a) $100,000,000 principal amount of its 5¼% Senior Notes due 2016, which are fungible with and form a single series with its outstanding 5¼% notes due 2016 issued on March 11, 2004 in the principal amount of $300,000,000 (the “2016 Notes”) and (b) $300,000,000 principal amount of its 6% Senior Notes due 2035 (the “2035 Notes” and, together with the 2016 Notes, the “Securities”), to be issued under (a) an Indenture dated as of March 1, 1986 (as supplemented by the First Supplemental Indenture dated as of March 30, 1993, and the Second Supplemental Indenture, dated as of February 18, 1997, the “Senior Indenture”), between the Company and JPMorgan Chase Bank, N.A. (as successor to The Chase Manhattan Bank, National Association), as trustee (the “Trustee”), and (b) resolutions of a securities committee authorized by the Board of Directors of the Company to determine the terms of the Securities dated as of March 8, 2004 and January 24, 2005, in the case of the 2016 Notes and January 24, 2005, in the case of the 2035 Notes (such resolutions, together with the Senior Indenture, are collectively referred to herein as the “Indenture”). To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case

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may be; and any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 17 hereof.

1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

(a) The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement (file number 333-104759) on Form S-3, including a related basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: (1) after the Effective Date of such registration statement, a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b), (2) prior to the Effective Date of such registration statement, an amendment to such registration statement (including the form of final prospectus supplement) or (3) a final prospectus in accordance with Rules 415 and 424(b). In the case of clause (1), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Final Prospectus. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

(b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein), the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules

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thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

(c) Each of the Company and its Material Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Prospectus, and other than as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification.

(d) All the outstanding shares of capital stock of each Material Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Prospectus, all outstanding shares of capital stock of the Material Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any security interests, claims, liens or encumbrances, except where the existence of any such security interest, claim, lien or encumbrance, could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(e) The Company’s authorized equity capitalization is as set forth in the Final Prospectus; and the capital stock of the Company conforms in all material respects to the description thereof contained in the Final Prospectus.

(f) The Indenture has been duly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law); and the 2016 Notes and the 2035 Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this

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Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law).

(g) The 2016 Notes and the 2035 Notes conform in all material respects to the respective descriptions thereof contained in the Final Prospectus.

(h) There is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required.

(i) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms (except as rights to indemnification and contribution hereunder may be limited by applicable law and subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law).

(j) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

(k) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required to be obtained by the Company in connection with the transactions contemplated herein, except such as have been or will be obtained under the Act and the Exchange Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Final Prospectus.

(l) Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Material Subsidiaries pursuant to, (i) the charter or by-laws of the Company or any of its Material Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its Material Subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its Material Subsidiaries of any court,

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regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its Material Subsidiaries or any of its or their properties, except, with respect to clauses (ii) and (iii) above, for such conflicts, breaches, violations or impositions that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(m) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

(n) The consolidated historical financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Final Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption “Selected Financial Data” in the Final Prospectus fairly present in all material respects, on the basis stated in the Final Prospectus, the information included therein.

(o) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement, the Indenture or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a Material Adverse Effect except, in the case of (i) and (ii), as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

(p) Except as could not reasonably be expected to have a Material Adverse Effect, each of the Company and each of its Material Subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

(q) Neither the Company nor any subsidiary is in violation or default of (i) any provision of its charter or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject (except in any case in which such violation or default could not reasonably be expected to have a Material Adverse Effect, and except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto)), or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable (except in any case in which such violation or default could not reasonably be expected to have a

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Material Adverse Effect, and except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto)).

(r) Deloitte & Touche LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their reports with respect to the audited consolidated financial statements and schedules included or incorporated by reference in the Final Prospectus, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

(s) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid by the Company in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Securities.

(t) Except as could not reasonably be expected to have a Material Adverse Effect, and except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto), no labor problem or dispute with the employees of the Company or any of its Material Subsidiaries exists or, to the Company’s knowledge, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its Material Subsidiaries’ principal suppliers, contractors or customers.

(u) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Final Prospectus.

(v) The Company and its Material Subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such a license, certificate, permit and other authorization could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

(w) Except as disclosed in the Final Prospectus, the Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

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(x) The Company and its Material Subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability could not, individually or in the aggregate, have a Material Adverse Effect, and except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

(y) The Company and its Material Subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the businesses of the Company and its Material Subsidiaries as now conducted or as proposed in the Final Prospectus to be conducted. Except as could not reasonably be expected to have a Material Adverse Effect, to the Company’s knowledge: (a) there are no rights of third parties to any such Intellectual Property; (b) there is no material infringement by third parties of any such Intellectual Property; (c) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company or any of its Material Subsidiaries in or to any such Intellectual Property, and the Company and each of its Material Subsidiaries is unaware of any facts which would form a reasonable basis for any such claim; (d) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company and each of its Material Subsidiaries is unaware of any facts which would form a reasonable basis for any such claim; and (e) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any of its Material Subsidiaries infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company and each of its Material Subsidiaries is unaware of any other fact which would form a reasonable basis for any such claim.

(z) Except as disclosed in the Registration Statement and the Final Prospectus, the Company does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of any of the Underwriters.

(aa) There has been no failure in any material respect on the part of the Company and, to the Company’s knowledge, any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes

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Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of 98.994% of the principal amount of the 2016 Notes, plus accrued interest on the 2016 Notes from September 15, 2004 to the date of delivery, and 97.887% of the principal amount of the 2035 Notes, plus accrued interest on the 2035 Notes, if any from January 27, 2005 to the Closing Date, the amount of the Securities set forth opposite such Underwriter’s name in Schedule I hereto.

3. Delivery and Payment. Delivery of and payment for the Securities shall be made at 10:00 AM, New York City time, on January 27, 2005, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Final Prospectus.

5. Agreements. The Company agrees with the several Underwriters that:

(a) The Company will use its reasonable best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Final Prospectus is otherwise required under Rule 424(b), the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be

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filed in a form approved by the Representatives (which approval shall not be unreasonably withheld) with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period therein prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Final Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its reasonable best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

(b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Representatives of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

(c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company, its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

(d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many

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copies of each Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request.

(e) The Company will use its reasonable best efforts to arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject or take any action which would subject the Company to taxation in any jurisdiction where it is not already subject to taxation.

(f) The Company will not, without the prior written consent of Citigroup Global Markets Inc., offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any debt securities issued or guaranteed by the Company (other than the Securities); or publicly announce an intention to effect any such transaction, until after the Closing Date.

(g) Except as disclosed in the Final Prospectus, the Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(h) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), the Basic Prospectus, each Preliminary Final Prospectus, the Final Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Basic Prospectus, each Preliminary Final Prospectus, the Final Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in

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connection with the offering of the Securities; (v) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel, up to $5,000, for the Underwriters relating to such registration and qualification); (vi) any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the reasonable fees and expenses of counsel to the Underwriters related to such filings); (vii) the fees and expenses of the Company’s accountants, the Trustee and counsel (including local and special counsel) for the Company; and (viii) all other costs and expenses incident to the performance by the Company of its obligations under the Indenture and hereunder; provided, however, that on the Closing Date and subject to the satisfaction or waiver of the conditions set forth herein, the Underwriters agree to pay to the Company a non-accountable expense reimbursement of $171,000 in connection with the offering and sale of the Securities.

6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the Company’s knowledge, threatened.

(b) The Company shall have requested and caused Skadden, Arps, Slate, Meagher & Flom, LLP, counsel for the Company, to have furnished to the Representatives their opinion and letter, in each case dated the Closing Date and addressed to the Representatives, in the forms of Exhibit A and Exhibit B, respectively.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the state of New York, the General Corporation Law of Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters; and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the

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Company and public officials. Such opinion may contain customary assumptions, exceptions, limitations, qualifications and comments. In addition, such opinion may contain statements to the effect that: (A) such counsel is expressing no opinion regarding, nor is such counsel predicting or guaranteeing, the outcome of any tobacco-related product liability case, and (B) such counsel is expressing no opinion regarding the effect of the outcome, whether financial or otherwise, of any tobacco-related product liability case on the Company. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

(c) The Company shall have requested and caused Gary W. Garson, general counsel for Loews Corporation, to have furnished his opinion, dated the Closing Date and addressed to the Representatives in the form of Exhibit C.

(d) The Company shall have requested and caused Ronald S. Milstein, general counsel for Lorillard Tobacco Company, to have furnished his opinion, dated the Closing Date and addressed to the Representatives in the form of Exhibit D.

(e) The Representatives shall have received from Cravath, Swaine & Moore LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Indenture, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(f) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the Chief Executive Officer and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplements to the Final Prospectus and this Agreement and that:

(i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, provided, however, that if any such representation or warranty is already qualified by materiality, such representation or warranty as so qualified is true and correct in all respects on and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened; and

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(iii) since the date of the most recent financial statements included or incorporated by reference in the Final Prospectus (exclusive of any supplement thereto), there has been no Material Adverse Effect, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

(g) The Company shall have requested and caused Deloitte & Touche LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder, and stating in effect that:

(i) in their opinion the audited financial statements and financial statement schedules included or incorporated by reference in the Registration Statement and the Final Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

(ii) on the basis of a reading of the minutes of the meetings of the shareholders, directors and executive and audit committees of the Company and its significant subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to September 30, 2004:

(1)     Company officials have advised them that with respect to the period subsequent to September 30, 2004, there were no changes, at a specified date not more than five days prior to the date of the letter, in the long term debt of the Company and its subsidiaries or capital stock of the Company, except in each case for changes set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; and

(2)    nothing came to their attention which caused them to believe that the information included or incorporated by reference in the Registration Statement and Final Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data) and Item 302 (Supplementary Financial Information) is not in conformity with the applicable disclosure requirements of Regulation S-K;

(iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or

14

statistical information derived from the general accounting records of the Company and its subsidiaries) set forth or incorporated by reference in the Registration Statement and the Final Prospectus and in Exhibit 12 to the Registration Statement agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

References to the Final Prospectus in this paragraph (g) include any supplement thereto at the date of the letter.

(h) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (g) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the financial condition, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

(i) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

(j) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancelation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

The documents required to be delivered by this Section 6 shall be delivered at the offices of Cravath, Swaine & Moore LLP, counsel for the Underwriters, at 825 Eighth Avenue, New York, New York, 10019, on the Closing Date.

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7. Reimbursement of Underwriters’ Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Citigroup Global Markets Inc. on demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them solely and directly in connection with the proposed purchase and sale of the Securities.

8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein provided further, that with respect to any untrue statement or omission of material fact made in any Preliminary Final Prospectus, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the Securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company had previously furnished copies of the Final Prospectus to the Representatives, (x) delivery of the Final Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the Preliminary Final Prospectus was corrected in the Final Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of sale of such securities to such person, a copy of the Final Prospectus. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

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(b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and, under the heading “Underwriting”, (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the third paragraph related to concessions and reallowances, (iii) the sixth, seventh and eighth paragraphs related to stabilization, syndicate covering transactions and penalty bids, and (iv) the last sentence of the ninth paragraph related to the underwriter’s agreement to reimburse the Company for a portion of its expenses in any Preliminary Final Prospectus and the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Final Prospectus or the Final Prospectus.

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not,

17

without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses”) to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses, but after deducting underwriting discounts and commissions) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights

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to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time after the execution of this Agreement and prior to such time (i) trading in any securities of the Company shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on such Exchange or the Nasdaq National Market or the clearance or settlement of such trading generally shall have been materially disrupted (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis (including, without limitation, an act of terrorism) the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).

11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors,

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employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancelation of this Agreement.

12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Citigroup Global Markets Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York 10013, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to the General Counsel, Loews Corporation (fax no.: (212) 521-2997) and confirmed to it at Loews Corporation, 667 Madison Avenue, 7th Floor, New York, New York, 10021, Attention: General Counsel.

13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Basic Prospectus” shall mean the prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Effective Date including any Preliminary Final Prospectus.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Commission” shall mean the Securities and Exchange Commission.

“Effective Date” shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

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“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

“Final Prospectus” shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus.

“Material Adverse Effect” shall mean a material adverse effect on the financial condition, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

“Material Subsidiaries” shall mean CNA Financial Corporation, Lorillard, Inc., Lorillard Tobacco Company, Loews Hotels Holding Corporation, Diamond Offshore Drilling, Inc. and Texas Gas Transmission, LLC.

“Preliminary Final Prospectus” shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus, together with the Basic Prospectus.

“Registration Statement” shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

“Rule 415”, “Rule 424”, “Rule 430A” and “Rule 462” refer to such rules under the Act.

“Rule 430A Information” shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

“Rule 462(b) Registration Statement” shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended and the rules and regulations of the Commission promulgated thereunder.

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If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the Underwriter.

Very truly yours,

Loews Corporation

By: /s/ Peter W. Keegan
Name:
Title:

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The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Citigroup Global Markets Inc.

By: /s/ Abhay Pande
Name: Abhay Pande
Title: Director

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SCHEDULE I

Underwriter	Principal Amount of 2016 Notes to be Purchased	Principal Amount of 2035 Notes to be Purchased

Citigroup Global Markets Inc……..………………..	$100,000,000	$300,000,000
Total: ....……………………………………….….	$100,000,000	$300,000,000

EXHIBIT A

Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

[Subject to Opinion Committee Review]

January 24, 2005

Citigroup Global Markets Inc.

c/o Citigroup Global Markets Inc.
338 Greenwich Street
New York, New York 10013

Re:  Loews Corporation-Public Offering of
   $100,000,000 Aggregate Principal Amount
   of 5¼% Senior Notes due 2016 and $300,000,000
   Aggregate Principal Amount of 6% Senior Notes due 2035

Ladies and Gentlemen:

We have acted as special counsel to Loews Corporation, a Delaware corporation (the “Company”), in connection with the Underwriting Agreement, dated January 24, 2005 (the “Underwriting Agreement”), between you and the Company, relating to the sale by the Company to you of $100,000,000 aggregate principal amount of 5¼% Senior Notes due 2016 (the “2016 Notes”) and $300,000,000 aggregate principal amount of 6% Senior Notes due 2035 (the “2035 Notes” and, together with the 2016 Notes, the “Securities”) of the Company to be issued under the Indenture, dated as of March 1, 1986, between the Company and JPMorgan Chase Bank, N.A. (as successor to The Chase Manhattan Bank, National Association), as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of March 30, 1993, between the Company and the Trustee and the Second Supplemental Indenture, dated as of February 18, 1997, between the Company and the Trustee (as so supplemented, the “Indenture”).

This opinion is being furnished to you pursuant to Section 6(b) of the Underwriting Agreement.

In rendering the opinions set forth herein, we have examined and relied on originals or copies of the following:

(i)  the registration statement on Form S-3 (File No. 333-104759) of the Company relating to the Securities and other securities of the Company filed with the Securities and Exchange Commission (the “Commission”) under the

2

Securities Act of 1933 (the “Securities Act”) allowing for delayed offerings pursuant to Rule 415 under the Securities Act, and the order of the Commission declaring such registration statement effective on May 6, 2003 (such registration statement, as so declared effective on May 6, 2003, being hereafter referred to as the “Registration Statement”);

(ii)  the prospectus, dated May 6, 2003 (the “Base Prospectus”), relating to the offering of securities of the Company, which forms a part of and is included in the Registration Statement;

(iii)   the prospectus supplement, dated January 24, 2005 (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”), relating to the offering of the Securities;

(iv)   the documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934 listed on Schedule I hereto and incorporated by reference into the Prospectus as of the date hereof (collectively, the “Incorporated Documents”);

(v)   a copy of the global note representing the 2016 Notes;

(vi)   a copy of the global note representing the 2035 Notes;

(vii)  an executed copy of the Indenture;

(viii)  the Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), on Form T-1 of the Trustee (the “Form T-1”);

(ix)   an executed copy of the Underwriting Agreement;

(x)   the Restated Certificate of Incorporation of the Company, as certified by the Secretary of State of the State of Delaware (the “Certificate of Incorporation”);

(xi)   the By-laws of the Company, as certified by Gary W. Garson, Secretary of the Company (the “By-laws”);

(xii)  resolutions of the Board of Directors of the Company or committees thereof, adopted March 6, 1986, March 30, 1993, February 19, 1997 and October 21, 2003, and resolutions of the Securities Committee thereof, setting forth the respective terms of the 2016 Notes and the 2035 Notes pursuant to Section 202 of the Indenture, adopted March 8, 2004 and January 24, 2005, in the case of the 2016 Notes, and January 24, 2005, in each case as certified by Gary W. Garson, Secretary of the Company;

(xiii)   the certificate of James S. Tisch, Chief Executive Officer of the Company, and Peter W. Keegan, Chief Financial Officer of the Company, dated

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the date hereof and the certificate of Peter W. Keegan, dated the date hereof, copies of which are attached as Exhibit A hereto (the “Company’s Certificates”);

(xiv)  the certificate of Gary W. Garson, Senior Vice President, General Counsel and Secretary of the Company, dated the date hereof, a copy of which is attached as Exhibit B hereto (the “Secretary’s Certificate”);

(xv)   a certificate, dated January 24, 2005 and a facsimile bringdown thereof, dated January 24, 2005, from the Secretary of State of the State of Delaware as to the Company’s existence and good standing in such jurisdiction (collectively, the “Delaware Certificates”); and

(xvi)   a certificate, dated January 24, 2005, and a facsimile bringdown thereof, dated January 24, 2005, from the Department of State of the State of New York, certifying that the Company is authorized to do business in the State of New York (collectively, the “New York Certificates”).

We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and such agreements, certificates and receipts of public officials, certificates of officers or other representatives of the Company and others, and such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies. In making our examination of executed documents, we have assumed that the parties thereto, other than the Company, had the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and the execution and delivery by such parties of such documents and the validity and binding effect thereof on such parties. As to any facts material to the opinions expressed herein that we did not independently establish or verify, we have relied upon statements and representations of officers and other representatives of the Company and others and of public officials, including the facts set forth in the Company’s Certificate.

The opinions set forth below are subject to the following further qualifications, assumptions and limitations:

(a)  the opinion set forth in paragraph 1 below with respect to the valid existence and good standing of the Company is based solely upon the Delaware Certificates;

(b)   the opinion set forth in paragraph 2 below is based solely upon the New York Certificates;

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(c)    the enforcement of any agreements or instruments may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at laws);

(d)   we have assumed that the execution and delivery by the Company of the Underwriting Agreement, the Indenture and the Securities and the performance by the Company of its obligations thereunder do not and will not violate, conflict with or constitute a default under (i) any agreement or instrument to which the Company or any of its properties is subject, except that we do not make the assumption set forth in this clause (i) with respect to the Company's Certificate of Incorporation or By-laws, (ii) any law, rule, or regulation to which the Company or any of its properties is subject (except that we do not make the assumption in this clause (ii) with respect to the Delaware General Corporation Law (the “DGCL”) or those laws, rules and regulations of the State of New York, which in our experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement, but without our having made any special investigation with respect to any other laws, rules or regulations), (iii) any judicial or regulatory order or decree of any governmental authority or (iv) any consent, approval, license, authorization or validation of, or filing, recording or registration with any governmental authority; and

(e)   we do not express any opinion as to the applicability or effect of any fraudulent transfer, preference or similar law on the Underwriting Agreement, the Indenture or the Securities or any transactions contemplated thereby.

We do not express any opinion as to any laws other than (i) the DGCL, (ii) those laws, rules and regulations of the State of New York that, in our experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement and (iii) the federal laws of the United States of America to the extent referred to specifically herein. Insofar as the opinions expressed herein relate to matters governed by laws other than those set forth in the preceding sentence, we have assumed, without having made any independent investigation, that such laws do not affect any of the opinions set forth herein. The opinions expressed herein are based on laws in effect on the date hereof, which laws are subject to change with possible retroactive effect.

Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

1.    The Company is validly existing in good standing under the laws of the State of Delaware. The Company has the corporate power and corporate authority to carry on its business and to own, lease and operate its properties, in each case as described in the Prospectus.

2.    The Company is authorized to do business in the State of New York.

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3.   The Indenture has been duly authorized, executed and delivered by the Company, and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

4.    The 2016 Notes and the 2035 Notes have each been duly authorized and executed by the Company, and when duly authenticated by the Trustee and issued and delivered by the Company against payment therefor in accordance with the terms of the Underwriting Agreement and the Indenture, the 2016 Notes and 2035 Notes will each constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their respective terms.

5.   The statements in the Base Prospectus under the caption “Description of Debt Securities” and in the Prospectus Supplement under the caption “Description of Notes,” other than “—Book-Entry System” (except the statements in the twelfth paragraph under such caption), insofar as such statements purport to summarize certain provisions of the Indenture and the 2016 Notes and the 2035 Notes referred to therein, fairly summarize such provisions in all material respects.

6.   The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

7.    The Company is not and, solely after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be subject to registration and regulation as an “investment company” as such term is defined in the Investment Company Act of 1940.

This letter is furnished only to you and is solely for your benefit in connection with the closing occurring today and the offering of the Securities, in each case pursuant the Underwriting Agreement. Without our prior written consent, this letter may not be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by, or assigned to, any other person for any purpose, including any other person that acquires Securities or that seeks to assert your rights in respect of this letter (other than your successor in interest by means of merger, consolidation, transfer of a business or other similar transaction).

Very truly yours,

EXHIBIT B

Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

[Subject to Opinion Committee Review]

January 24, 2005

Citigroup Global Markets Inc.

c/o Citigroup Global Markets Inc.
338 Greenwich Street
New York, New York 10013

Re:  Loews Corporation-Public Offering of
    $100,000,000 Aggregate Principal Amount
    of 5¼% Senior Notes due 2016 and $300,000,000
    Aggregate Principal Amount of 6% Senior Notes due 2035

Ladies and Gentlemen:

We have acted as special counsel to Loews Corporation, a Delaware corporation (the “Company”), in connection with the Underwriting Agreement, dated January 24, 2005 (the “Underwriting Agreement”), between you and the Company, relating to the sale by the Company to you of $100,000,000 aggregate principal amount of 5¼% Senior Notes due 2016 (the “2016 Notes”) and $300,000,000 aggregate principal amount 6% Senior Notes due 2035 (the “2035 Notes” and, together with the 2016 Notes, the “Securities”) of the Company, to be issued under the Indenture, dated as of March 1, 1986, between the Company and JPMorgan Chase Bank, N.A. (as successor to the Chase Manhattan Bank, National Association), as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of March 30, 1993, between the Company and the Trustee and the Second Supplemental Indenture, dated as of February 18, 1997, between the Company and the Trustee (as so supplemented, the “Indenture”).

This letter is being furnished to you pursuant to Section 6(b) of the Underwriting Agreement.

In the above capacity, we have reviewed the registration statement on Form S-3 (File No. 333-104759) of the Company relating to the Securities and other securities of the Company filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (the “Securities Act”) allowing for delayed offerings pursuant to Rule 415 under the Securities Act and the order declaring such registration statement effective on May 6, 2003 (such registration statement, as so

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declared effective on May 6, 2003, being hereinafter referred to as the “Registration Statement”) and (i) the prospectus, dated May 6, 2003 (the “Base Prospectus”), relating to the offering of securities of the Company, which forms a part of and is included in the Registration Statement and (ii) the prospectus supplement, dated January 24, 2005 relating to the offering of the Securities (the “Prospectus Supplement” and, together with the Base Prospectus and the Incorporated Document (as defined below), the “Prospectus”). We also have reviewed the documents filed by the Company pursuant to the Securities Exchange Act of 1934 listed on Schedule I hereto and incorporated by reference into the Prospectus Supplement as of the date hereof (collectively, the “Incorporated Documents”) and such other documents as we deemed appropriate. The Registration Statement was declared effective under the Securities Act at 10:00 a.m., on May 6, 2003, and pursuant to Section 309 of the Trust Indenture Act, the Indenture has been qualified under the Trust Indenture Act, and we have been orally advised by the Commission that (i) no stop order suspending the effectiveness of the Registration Statement has been issued and (ii) no proceedings for that purpose have been instituted or are pending or threatened by the Commission. The Prospectus Supplement has been filed in the manner and within the time period required by Rule 424(b) of the General Rules and Regulations (the “Rules and Regulations”) under the Securities Act.

In addition, we have participated in conferences with officers and other representatives of the Company, the general counsel of the Company, various outside counsel to the Company and/or its subsidiaries handling the various litigations referred to in the Incorporated Documents and the Prospectus, representatives of the independent accountants of the Company, representatives of the Underwriters and Cravath, Swaine & Moore LLP, counsel for the Underwriters, at which the contents of the Registration Statement and the Prospectus and related matters were discussed. We did not participate in the preparation of the Registration Statement, the Base Prospectus or the Incorporated Documents but have, however, reviewed such documents and discussed the business and affairs of the Company with officers and other representatives of the Company in the course of the conferences referred to above. We do not pass upon, or assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statements or the Prospectus and have made no independent check or verification thereof (except to the limited extent referred to in paragraph 4 of our opinion to you dated the date hereof).

We do not express any opinion or belief regarding, nor are we predicting or guaranteeing, the outcome of any tobacco-related product liability case. We do not express any opinion or belief regarding the effect of the outcome, whether financial or otherwise, of any tobacco-related product liability case on the Company.

On the basis of foregoing, (i) the Registration Statement, as of the date of the filing of the Company's 2003 Annual Report on Form 10-K/A, and the Prospectus, as of the date of the Prospectus Supplement, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Rules and regulations under the Securities Act (except that in each case we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the exhibits to the

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Registration Statement, including the Statement of Eligibility on Form T-1 (the “Form T-1”)) and (ii) no facts have come to our attention that have caused us to believe that the Registration Statement, as of the date of the filing of such Form 10-K/A, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the Prospectus Supplement and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except that in each case we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the exhibits to the Registration Statement, including the Form T-1).

This letter is furnished only to you and is solely for your benefit in connection with the closing occurring today and the offering of the Securities, in each case pursuant to the Underwriting Agreement. Without our prior written consent, this letter may not be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by, or assigned to, any other person for any purpose, including any other person that acquires Securities or that seeks to assert your rights in respect of this letter (other than your successor in interest by means of merger, consolidation, transfer of a business or other similar transaction).

Very truly yours,

EXHIBIT C

Opinion of Gary W. Garson

January 24, 2005

Citigroup Global Markets Inc.

c/o Citigroup Global Markets Inc.
338 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

I have acted as counsel to Loews Corporation (the “Company”) in connection with the issuance and sale of $100,000,000 principal amount of 5¼% Senior Notes due 2016 of the Company (the “2016 Notes”) and $300,000,000 principal amount of 6% Senior Notes due 2035 (the “2035 Notes” and, together with the 2016 Notes, the “Notes”) pursuant to the terms of the Underwriting Agreement dated January 24, 2005 (the “Underwriting Agreement”) between the Company and the Underwriters. Capitalized terms used but not defined herein are used as defined in the Underwriting Agreement.

In that connection, I, or attorneys under my supervision, have reviewed and examined: (i) the Registration Statement and the Final Prospectus; (ii) the Underwriting Agreement; (iii) the Restated Certificate of Incorporation of the Company, as amended through the date hereof; (iv) the By-laws of the Company, as amended through the date hereof; (v) the Indenture; (vi) the resolutions of the Board of Directors and the Securities Committee of the Board of Directors of the Company relating to the Registration Statement, the Final Prospectus, the Indenture and the issuance of the Notes; (vii) a copy of the global note representing the Notes and (viii) such other corporate records, certificates and other documents as I have considered necessary for the purposes of rendering this opinion.

In rendering this opinion, I have relied with your consent: (A) as to matters of fact, on certificates and assurances of responsible officers of the Company and public officials and (B) as to opinions involving the Material Subsidiaries and their respective subsidiaries, on opinions of the general counsels of each Material Subsidiary. I have with your consent also assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to me as originals and the conformity to original documents of all documents submitted to me as copies.

Based on and subject to the foregoing and the other limitations, qualifications and exceptions set forth herein, I am of the opinion that:

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(i) the Company is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(ii) each of the Material Subsidiaries is validly existing as a corporation or a limited liability company in good standing under the laws of the jurisdiction in which it is chartered or organized, with full power (corporate or other) and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation or limited liability company and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(iii) all the outstanding shares of capital stock or limited liability company interests, as the case may be, of each Material Subsidiary have been duly and validly authorized and issued and, in the case of capital stock, are fully paid and nonassessable, and, except to the extent otherwise set forth in the Final Prospectus, all outstanding shares of capital stock or limited liability company interests, as the case may be, of the Material Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to my knowledge, after due inquiry, any other security interest, claim, lien or encumbrance;

(iv) to my knowledge, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required;

(v) none of the issue and sale of the Notes, the consummation of any other of the transactions contemplated by the Underwriting Agreement, or the fulfillment of the terms of the Underwriting Agreement will conflict with, result in a breach or violation of, or the imposition of any lien, charge or encumbrance upon any property or assets of the Company or its Material Subsidiaries pursuant to, (i) the charter or by-laws of the Company or of its Material Subsidiaries that are corporations or the of certificate of formation or operating agreement of any Material Subsidiary that is a limited liability company, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its Material Subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation,

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judgment, order or decree applicable to the Company or its Material Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its Material Subsidiaries or any of its or their properties, except, with respect to clauses (ii) and (iii) above, for such conflicts, breaches, violations or impositions that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(vi) to my knowledge, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement;

(vii) although I have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement or the Final Prospectus and I take no responsibility therefor, I have no reason to believe that as of the date of the filing of the Company's 2003 Annual Report on Form 10-K/A the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus as of its date or on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which I express no opinion); and

(viii) no consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the performance by the Company of its obligations under the Underwriting Agreement, except such as have been obtained under the Act and such as may be required to be obtained by the Company under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Notes by the Underwriters in the manner contemplated in the Underwriting Agreement and in the Final Prospectus and such other approvals as have been obtained.

I am expressing no opinion regarding, nor am I predicting or guaranteeing the outcome of, any tobacco-related product liability case or insurance-related case and I am expressing no opinion regarding the effect of the outcome, whether financial or otherwise, of any tobacco-related product liability case or insurance-related case on the Company or any Material Subsidiary.

I do not purport herein to cover the application of state blue sky or securities laws to the sale of the Notes.

I am a member of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal securities laws of the United States.

This opinion is rendered only to you and solely for your benefit in connection with the above transaction. This opinion may not be relied upon by you for

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any other purpose, or relied upon by any other person, entity, firm or corporation for any purpose without my prior written consent. The opinions contained herein are limited to the matters expressly stated herein, and no opinion may be inferred or implied beyond the matters expressly stated herein.

Yours truly,

EXHIBIT D

[Letterhead of Lorillard]

January 24, 2005

Citigroup Global Markets Inc.

c/o Citigroup Global Markets Inc.
338 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

I am Vice President, General Counsel and Secretary of Lorillard Tobacco Company, a Delaware corporation and a wholly owned subsidiary of Lorillard, Inc. (collectively, the “Company”). I have acted as counsel for the Company in connection with the purchase by you from Loews Corporation (“Parent”), a Delaware corporation and parent corporation of Lorillard, Inc., of $100,000,000 principal amount of 5¼% Senior Notes due 2016 of the Company (the “2016 Notes”) and $300,000,000 principal amount of 6% Senior Notes due 2035 (the “2035 Notes” and, together with the 2016 Notes, the “Securities”) of Parent pursuant to the Underwriting Agreement, dated January 24, 2005, between you and Parent (the “Underwriting Agreement’). This letter is being delivered to you pursuant to Section 6(d) of the Underwriting Agreement.

I have examined the Registration Statement on Form S-3 (such Registration Statement, including the documents incorporated by reference therein, at the time it became effective, being hereinafter called the “Registration Statement”) filed by Parent under the Securities Act of 1933, as amended (the “Act”), and the prospectus supplement dated January 24, 2005, (such prospectus supplement, together with the basic prospectus dated May 6, 2003, and the documents incorporated by reference therein, being hereinafter called the “Prospectus”), filed by Parent pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Act.

In addition, I have examined certain records of the Company relating to the matters covered by the opinions set forth in the numbered paragraphs below and have made such other investigations as I have deemed necessary in connection with the opinion hereinafter set forth. I have relied, to the extent I deem such reliance proper, upon certain factual representations made in certificates given by officers of the Company in answer to inquiries.

As we have discussed, while I have general supervisory responsibility for all legal matters involving the Company, I must rely extensively on various attorneys at the Company and various outside law firms which handle particular matters for the

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Company. Accordingly, my personal knowledge of a significant number of cases and other matters is substantially limited. The opinions contained in this letter merely constitute expressions of my professional judgment regarding the matters of law addressed herein. I am expressing no opinion regarding, nor am I predicting or guaranteeing, the outcome of any tobacco-related product liability case. Further, I am expressing no opinion regarding the effect of the outcome, whether financial or otherwise, of any tobacco-related product liability case on the Company. For purposes of the opinion in the first numbered paragraph below, I have consulted with such other attorneys at the Company and outside counsel as I have deemed appropriate.

In rendering my opinion, I have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the conformity to original documents of documents submitted to me as certified, facsimile, conformed, electronic or photostatic copies and the authenticity of the originals of such copies. As to all questions of fact material to this opinion that have not been independently established, I have relied upon certificates or comparable documents, and oral and written statements and representations, of government officials and other officers and representatives of the Company and Parent and, in certain instances, written statements of the Underwriters and upon the representations and warranties of Parent and, in certain instances, the Underwriters, contained in the Underwriting Agreement. I have not independently verified such information and assumptions.

I have investigated such questions of law for the purpose of rendering this opinion as I have deemed necessary. This opinion is limited to the federal law of the United States of America, the laws of the State of North Carolina and the General Corporate Law of Delaware. I disclaim any opinion as to any statute, rule, regulation, ordinance, order or other promulgation of any other jurisdiction or of any regional or local governmental body.

On the basis of the foregoing, and in reliance thereon, and subject to the limitations, qualifications and exceptions set forth above, I am of the opinion that:

1.	To the best of my knowledge, the statements set forth

(A) in the Parent’s Annual Report on Form 10-K/A for the year ended December 31, 2003 (“Annual Report”) under the headings “Business -- Lorillard, Inc. -- Legislation and Regulation,” “Business -- Lorillard, Inc. -- Federal Regulation,” “Business -- Lorillard, Inc. -- State and Local Regulation,” together with “Business - Lorillard, Inc. -- Advertising and Marketing,” when considered in their entirety; and

(B) in the Annual Report under the headings “Legal Proceedings -- Tobacco Related” and “Notes to Consolidated Financial Statements -- Note 21. Legal Proceedings -- Tobacco Related” and in Exhibit 99.01 to the Annual Report together with the statements in the Parent’s Quarterly Report on Form 10-Q for the quarter

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ended September 30, 2004 (“Quarterly Report”) under the headings “Notes to Consolidated Financial Statements -- Note 14. Legal Proceedings -- Tobacco Related” and “Legal Proceedings -- 2. Tobacco Related” when considered in their entirety.

incorporated by reference into the Registration Statement and the Prospectus constitute a complete and accurate summary in all material respects of the matters referred to therein;

2.	To the best of my knowledge, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required involving the Company or any of its subsidiaries required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and

3.	Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to, (i) the charter or by-laws of the Company or its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its subsidiaries or any of its or their properties, except, with respect to clauses (ii) and (iii) above, for such conflicts, breaches, violations or impositions that could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the financial condition, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

In addition, although I have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement or the Prospectus and take no responsibility therefor, except as and to the extent set forth in paragraph 1 above, I have no reason to believe that the Registration Statement (except for the financial statements, other than the portions of Note 21 to the Consolidated

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Financial Statements in the Annual Report and Note 14 to the Consolidated Condensed Financial Statements in the Quarterly Report referred to above, and other information of an accounting or financial nature included therein, as to which I do not express any view), to the extent it relates to the Company, at the time it became effective, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein not misleading, or that the Prospectus, (except for the financial statements, other than the portions of Note 21 to the Consolidated Financial Statements in the Annual Report and Note 14 to the Consolidated Condensed Financial Statements in the Quarterly Report referred to above, and other information of an accounting or financial nature included therein, as to which I do not express any view), to the extent it relates to the Company, as of the date hereof includes any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Very truly yours,